UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 13, 2006, National Retail Properties, Inc. (the “Company”) entered into the Seventh Supplemental Indenture to the Indenture dated as of March 25, 1998, as amended, between the Company and U.S. Bank National Association, as trustee, relating to its 3.95% Convertible Senior Notes due 2026 (the “Notes”) that were issued pursuant to an underwriting agreement, dated September 7, 2006, among the Company, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated for the sale of up to $172.5 million aggregate principal amount of the Notes.

The Notes are senior unsecured obligations of the Company, will mature on September 15, 2026, and are effectively subordinated to the debts and liabilities of the Company’s subsidiaries. The Notes will bear interest at 3.95% per annum. Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2007. The Notes are convertible, subject to various conditions, into cash and at the Company’s option, cash, common stock or a combination thereof at an initial conversion price of $24.4490 per share. The initial conversion price is equivalent to a conversion rate of 40.9015 shares per $1,000 principal amount of Notes. The Notes may be converted at the option of the holder at any time on or after September 15, 2025, and prior thereto only upon the occurrence of specified events.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-132095) of the Company and are filed herewith for incorporation by reference into such Registration Statement.

1.1	Underwriting Agreement, dated September 7, 2006, among the Company, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Seventh Supplemental Indenture, dated as of September 13, 2006, between National Retail Properties, Inc. and U.S. Bank National Association

4.2	Form of 3.95% Convertible Senior Note due 2026

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President and
Chief Financial Officer

Dated: September 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 7, 2006, among the Company, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Seventh Supplemental Indenture, dated as of September 13, 2006, between National Retail Properties, Inc. and U.S. Bank National Association

4.2	Form of 3.95% Convertible Senior Note due 2026

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)